UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 2, 2024

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Issuance of Senior Secured Notes due 2032

On May 2, 2024, Six Flags Entertainment Corporation (“Six Flags,” “we,” “us” or “our”) and Six Flags Theme Parks Inc. (“SFTP”) issued, as co-issuers, an aggregate principal amount of $850.0 million of 6.625% Senior Secured Notes due 2032 (the “Notes”). The offering and sale of the Notes were made only to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” pursuant to Regulation S under the Securities Act.

As previously announced, on November 2, 2023, Six Flags entered into an Agreement and Plan of Merger (the “Merger Agreement” and the merger transactions contemplated thereby, the “Mergers”) with Cedar Fair, L.P., a Delaware limited partnership (“Cedar Fair”), CopperSteel HoldCo, Inc., a Delaware corporation (“HoldCo”), and CopperSteel Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of HoldCo. Pursuant to the Merger Agreement, Cedar Fair and Six Flags will each merge with and into HoldCo, with HoldCo continuing as the surviving entity. References to the “Company” refer to (i) prior to the consummation of the Mergers or in the event the Mergers are not consummated, Six Flags and (ii) following the consummation of the Mergers (if the Mergers are consummated), HoldCo.

Six Flags intends to apply the net proceeds from the Notes offering towards (i) the principal amounts outstanding under Six Flags’ existing term loan facility and revolving credit facility and (ii) a portion of the outstanding 7.000% Senior Secured Notes due July 1, 2025 issued by SFTP. The remainder of the net proceeds from the Notes offering are expected to be used (together with other sources of cash) for general corporate purposes, including but not limited to working capital, operating expenses, capital expenditures, debt service requirements, the payment of the special dividend in connection with the Mergers, and the payment of fees and expenses related to the Mergers.

2032 Notes Indenture

The Notes were issued pursuant to an indenture, dated as of May 2, 2024 (the “Indenture”), among Six Flags, SFTP, each of the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

Interest and Maturity

The Notes will accrue interest at a rate of 6.625% per annum, payable in cash semi-annually, in arrears, on May 1 and November 1 of each year, beginning on November 1, 2024. The Notes will mature on May 1, 2032.

Guarantees, Security and Ranking

Six Flags and SFTP are, and in the event the Mergers are not consummated will continue to be, the co-issuers of the Notes. Following the consummation of the Mergers (if the Mergers are consummated), HoldCo will assume the obligations of Six Flags in its capacity as a co-issuer under the Notes and the related indenture, and will thereafter become a co-issuer of the Notes. In addition, if the Mergers are consummated, Canada’s Wonderland Company, Magnum Management Corporation and Millennium Operations LLC (collectively, the “Cedar Fair Co-Issuers”), each of which is a subsidiary of Cedar Fair, will become a co-issuer of the Notes. As a result, if the Mergers are consummated, each of SFTP, HoldCo and the Cedar Fair Co-Issuers (together, the “Co-Issuers”) will be co-issuers of the Notes.

The Notes are, and in the event the Mergers are not consummated will continue to be, guaranteed on a senior secured basis by each of Six Flags’ current and future wholly-owned domestic restricted subsidiaries (other than SFTP, which is a co-issuer of the Notes) that guarantee Six Flags’ senior secured credit agreement or the existing senior notes issued by Six Flags or SFTP (the “Six Flags Subsidiary Guarantors”), subject to certain exceptions. Following the consummation of the Mergers (if the Mergers are consummated), the Notes will be guaranteed on a senior secured basis by the Six Flags Subsidiary Guarantors, each entity that was a wholly-owned subsidiary of Cedar Fair immediately prior to the consummation of the Mergers (other than the Cedar Fair Co-Issuers) that guarantees indebtedness under Cedar Fair’s new revolving credit facility (the “Cedar Fair Subsidiary Guarantors”), and any other direct and indirect restricted subsidiaries of HoldCo that guarantees indebtedness under the new senior secured credit facilities to be entered into by HoldCo (together with the Six Flags Subsidiary Guarantors and the Cedar Fair Subsidiary Guarantors, collectively, the “Guarantors”). The Notes and the related guarantees are, and in the event the Mergers are not consummated will continue to be, secured by a first priority security interest in substantially all of the assets of Six Flags, SFTP and the Six Flags Subsidiary Guarantors, subject to certain exceptions. If the Mergers are consummated, the Notes and the related guarantees will be secured by a first priority security interest in substantially all of the assets of the Co-Issuers and the Guarantors, subject to certain exceptions.

Redemption

The Co-Issuers may redeem some or all of the Notes on or after May 1, 2027 at the redemption prices set forth in the Indenture plus accrued and unpaid interest, if any, to, but not including, the date of redemption. Prior to May 1, 2027, the Co-Issuers may redeem (i) up to 10% of the aggregate principal amount of the Notes issued under the Indenture (including additional Notes, if any) during any twelve-month period commencing on May 2, 2024, at a redemption price equal to 103%, together with accrued and unpaid interest, if any, to, but not including, the date of redemption and (ii) up to 40.0% of the aggregate principal amount of the Notes outstanding (including additional Notes, if any) at a redemption price equal to 106.625%, together with accrued and unpaid interest, if any, to, but not including, the date of redemption, with the net cash proceeds of certain equity offerings. In addition, the Co-Issuers may, at their option, redeem some or all of the Notes prior to May 1, 2027, by paying a make-whole premium, plus accrued and unpaid interest, if any, to, but not including, the date of redemption. If the Company experiences certain change of control events, holders of the Notes may require it to repurchase all or part of their Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date. The Mergers do not constitute such a change of control event.

Restrictive Covenants

The Indenture contains restrictive covenants that limit the ability of the Company and the Company’s restricted subsidiaries to, among other things: incur or guarantee additional debt or issue preferred stock; create or incur certain liens; sell and transfer assets; effect mergers or consolidations; pay dividends and make other distributions in respect of the Company’s and its restricted subsidiaries’ capital stock; redeem or repurchase the Company’s capital stock or prepay subordinated indebtedness; make certain investments; create restrictions on the Company’s subsidiaries’ ability to make distributions or other payments to the Company; enter into certain types of transactions with affiliates and create unrestricted subsidiaries. These covenants are subject to important exceptions and qualifications set forth in the Indenture. Certain of these covenants will be suspended if the Notes are assigned an investment grade rating from any two of Fitch Ratings, Inc., Standard & Poor’s Rating Services and Moody’s Investors Service, Inc. and no default has occurred and is continuing.

The Notes and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The foregoing description of the Indenture and the Notes are qualified in their entirety by reference to the complete text of the agreements filed, respectively, as Exhibits 4.1 and 4.2 hereto, and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under the heading “2032 Notes Indenture” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On May 2, 2024, SFTP issued a notice of partial redemption (the “Redemption Notice”) to the holders of its outstanding 7.000% Senior Secured Notes due 2025 (the “Existing Notes”) pursuant to the indenture, dated as of April 22, 2020 (the “2025 Notes Indenture”), by and among SFTP, each of the guarantors party thereto and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee and collateral agent. Pursuant to the Redemption Notice, SFTP has elected to redeem (the “Redemption”) $165.0 million of the aggregate principal amount of the Existing Notes outstanding on July 1, 2024 (the “Redemption Date”) at a redemption price equal to 100.000% of the principal amount of the Existing Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (the “Redemption Price”).

This Current Report on Form 8-K does not constitute a notice of redemption under the 2025 Notes Indenture, nor an offer to purchase Existing Notes or any other security.

On May 2, 2024, the Company issued a press release announcing the closing of the offering of the Notes. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and Exhibit 99.1 hereto is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of May 2, 2024, among Six Flags Entertainment Corporation, Six Flags Theme Parks Inc., each of the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and collateral agent.

4.2	Form of 6.625% Senior Secured Note due 2032 (included as Exhibit A to Exhibit 4.1).

99.1	Press Release of Six Flags Entertainment Corporation, dated May 2, 2024, regarding the closing of the offering of the Notes.

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

Cautionary Statement as to Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements include all statements that are not historical facts and can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “may,” “should,” “could” and variations of such words or similar expressions. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include (i) the adequacy of our cash flows from operations, available cash and available amounts under our credit facilities to meet our liquidity needs, (ii) the risk that the proposed Mergers disrupt current plans and operations of the Company and the effect of the announcement or pendency of the Mergers on the business relationships, operating results and business generally of the Company, (iii) our expectations regarding the timing, costs, benefits and results of our strategic plan, (iv) the impact of macro-economic conditions, including inflation on consumer spending, (v) our ability to implement our capital plans in a timely and cost effective manner, and our expectations regarding the anticipated costs, benefits and results of such capital plans, (vi) the extent to which having parks in diverse geographical locations protects our consolidated results against the effects of adverse weather and other events, (vii) our ongoing compliance with laws and regulations, and the effect of, and cost and timing of compliance with, newly enacted laws and regulations, (viii) our ability to obtain additional financing and the increased cost of capital due to rising interest rates, (ix) our expectations regarding the effect of certain accounting pronouncements, (x) our expectations regarding the cost or outcome of any litigation or other disputes, (xi) our annual income tax liability and the availability and effect of net operating loss carryforwards and other tax benefits, and (xii) our expectations regarding uncertain tax positions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are, by their nature, subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. A more complete discussion of these factors and other risks applicable to our business is contained in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 29, 2024, as amended by our Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 29, 2024. While we believe that the expectations reflected in such forward-looking statements are reasonable, we make no assurance that such expectations will be realized and actual results could vary materially. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation, except as required by applicable law, to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Christopher Neumann
Name:	Christopher Neumann
Title:	General Counsel and Corporate Secretary

Date: May 2, 2024